October 18, 1996

                                 The Emerging Markets
                                 Income Fund II Inc

Dear Shareholders:

We are pleased to provide you with this interim report for The Emerging Markets Income Fund II Inc (the "Fund") as of August 31, 1996. Included are market commentary, a statement of the Fund's investments as of August 31, 1996, and financial statements for the three months ended August 31, 1996.

We are pleased to report that the Fund returned 49.45% based on net asset value per share, for the twelve months ended August 31, 1996, significantly outperforming the 38.78% return of the Lipper Emerging Market Debt Fund Average. In fact, the Fund ranked #2 of 13 funds in this investment category tracked by Lipper Analytical Services, Inc., placing it in the first quartile.*

The net asset value of the Fund increased from $13.54 per share on May 31, 1996, to $14.29 per share on August 31, 1996. Dividends of $0.4125 per share were declared during the quarter. Assuming reinvestment of these dividends in additional shares of the Fund, the net asset value return for the quarter ended August 31,1996, was 8.93%. In comparison, the Salomon Brothers Brady Bond Index returned 6.85% during the same period.

Throughout the last twelve months, the Fund continued to provide investors with stable current income through its broad exposure to government sponsored debt instruments issued in emerging market economies. On August 31, 1996, the Fund, as a percentage of total investments, was approximately 95% invested in securities of emerging market issuers, including obligations of sovereign governments and companies. The remainder of the Fund's assets was invested primarily in options and short-term investments.

Emerging Markets Review

There was a decidedly positive tone to the emerging debt markets by the end of August 1996, as political and fundamental economic developments continued to promote growth throughout most of the emerging market nations.

Latin America The Mexican Finance Ministry confirmed late in July that it would repay $7 billion of its remaining $10.5 billion in emergency borrowings from the U.S. Treasury as well as $1 billion in debt owed to the International Monetary Fund (the "IMF"). The repayments, financed in part with a $6 billion floating-rate note issue, are nearly double what Mexico had initially planned. Since these bonds will be repaid from oil-export revenues of government-owned Petroleos Mexicanos, flowing directly to the Federal Reserve Bank of New York, the issue was rated Baa-3 by Moody's Investors Service and BBB- by Standard and Poor's, both higher ratings than garnered by Mexico itself.

In other positive news, Mexico reported a surge in second-quarter economic growth, breaking a five-quarter string of declines. A strong export sector is credited with reviving demand for goods and services in the local economy.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

The Venezuelan government approved the creation of a Debt Rescue Fund that will set aside certain oil revenues to pay down foreign debt. Also, the IMF approved a $1.4 billion standby credit, signifying Venezuela's first formal credit arrangement since 1989. As a further positive sign, Venezuela's economy is estimated to rebound to a 4% annual growth rate in 1997 from a negative 1.1% inflation-adjusted growth rate this year, according to the IMF. The IMF's visit to Caracas in August highlighted the government's progress towards many of its economic reform targets.

Eastern Europe Russia was the emerging debt market's top performer in August, despite continued speculation over the health of President Boris Yeltsin. Yeltsin soundly beat his Communist rival in a runoff presidential election in July but immediately departed Moscow to receive care for his ailing condition. Separately, the Russian Central Bank moved to draw more foreign investors into its treasury bill market in a bid to lower the country's rising interest payments. Foreign investors will now be allowed greater flexibility in investing in ruble-denominated treasury bills, including easier repatriation of profits.

Poland enjoyed another successful issue with its July 9 release of a five-year, 250 million deutschemark Eurobond, priced very competitively over comparable German government bonds. This pricing, along with recent acceptance of Poland into the Organization for Economic Cooperation and Development and its strong trade relations with Germany, are believed to be among the primary reasons German investors accounted for one-third of the bond issue's placement.

In Bulgaria, the IMF approved a fourth standby loan for the country in July. This loan is hoped to pave the way for additional external financial support from the World Bank and bilateral lenders. Of course, the success of Bulgaria's IMF and World Bank loan programs is dependent on the nation's ongoing progress towards recapitalization and reform of its banking system. Interest payments totaling US$125 million on Brady bonds were paid in July as scheduled.


Dividend Reinvestment Plan

For those shareholders not currently participating in the Fund's Dividend Reinvestment Plan (the "Plan"), we encourage you to do so. The Plan offers a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of the Fund.

Shareholders who are not currently participating in the Plan may enroll in the Plan by completing an Authorization Card attached to the Terms and Conditions of the Plan, which can be obtained by contacting American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City). Shareholders who initially purchased shares of the Fund on or after September 6, 1996, are automatically enrolled in the Plan. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

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Annual Shareholders Meeting

The Fund held its annual shareholders meeting on September 16, 1996. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting.

1. Election of Directors
            Nominees                   Votes For           Votes Against
            --------                   ---------           -------------
            Jeswald W. Salacuse        20,612,701             217,462
            Michael S. Hyland          20,619,839             210,324


2. Ratification of Price Waterhouse LLP as the Independent Accountants of the
   Fund


            Votes For                  Votes Against         Votes Abstained           Unvoted
            ---------                  -------------         ---------------           -------
            20,566,158                     100,382                163,622                   4


                                      * * *

As we continue to pursue the Fund's investment objective of high current income through investments in selected debt securities of emerging markets countries, we appreciate your ongoing interest in the Fund. In an effort to provide more timely information concerning the Fund, shareholders may call 1-800-421-4777 for a recorded periodic update of the developments affecting the markets in which the Fund invests, as well as its current net asset value, portfolio manager comments and other information regarding the Fund's portfolio holdings and allocations. Although the Fund will continue to issue a semi-annual and annual report to shareholders, a press release containing financial highlights and other Fund information will be issued in lieu of a first and third quarter interim report. This will result in some cost savings for the Fund while still providing shareholders with current information about the Fund.

               Sincerely,





               Alan H. Rappaport              Michael S. Hyland
               Chairman of the Board          President

*Lipper rankings change monthly. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains distributions.

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Statement of Investments August 31, 1996 (unaudited)
Bonds - 98.8%
------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
------------------------------------------------------------------------------------------------------
               ARGENTINA - 21.1%
     32,150    Republic of Argentina, FRB, Series L, 6.3125%, 3/31/05*,**(d)........    $ 24,956,631
     31,447    Republic of Argentina, BOCON, Pre 2, 5.46094%, 4/01/01*(b)...........      28,028,360
Peso  8,122    Republic of Argentina, BOCON, Pre 1, 3.474%, 4/01/01*,**(b)..........       6,234,484
Peso 10,613    Republic of Argentina, BOCON, Pre 3, 3.474%, 9/01/02*,**(b)..........       6,654,836
                                                                                        ------------
               TOTAL ARGENTINA......................................................      65,874,311
                                                                                        ------------

               BRAZIL - 23.4%
     61,965    Federal Republic of Brazil, Capitalization (C) Bond, 8%, 4/15/14**(b)      40,006,437
     29,500    Federal Republic of Brazil, Investment (Exit) Bond, 6%, 9/15/13**....      19,138,125
     18,000    Federal Republic of Brazil, NMB, Series L, 6.5625%, 4/15/09*,**......      13,927,500
                                                                                        ------------
               TOTAL BRAZIL.........................................................      73,072,062
                                                                                        ------------

               BULGARIA - 11.2%
      8,750    Republic of Bulgaria, IAB, 6.875%, 7/28/11*,**.......................       3,932,031
        282    Republic of Bulgaria, Discount Bond, Tranche A, 6.6875%, 7/28/24*....         141,195
     99,750    Republic of Bulgaria, FLIRB, Series A, 2.25%, 7/28/12*,**............      30,797,813
                                                                                        ------------
               TOTAL BULGARIA.......................................................      34,871,039
                                                                                        ------------

               COSTA RICA - 5.8%
        716    Costa Rica, Interest Bond, Series B, 6.34375%, 5/21/05*,**...........         658,960
      8,400    Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10.................       6,132,000
     16,000    Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15**...............      11,360,000
                                                                                        ------------
               TOTAL COSTA RICA.....................................................      18,150,960
                                                                                        ------------

               ECUADOR - 6.9%
     46,389    Republic of Ecuador, PDI Bond, 6.5%, 2/27/15*,**(b)..................      21,512,813
                                                                                        ------------

               HUNGARY - 1.7%
      5,250    National Bank of Hungary, 8.875%, 11/01/13**.........................       5,269,688
                                                                                        ------------

               INDONESIA - 0.8%
      1,250    Polysindo International Finance Company B.U., 11.375%, 6/15/06.......       1,259,375
      1,000    Tjiwi Kimia International Finance Co., 13.25%, 8/01/01** ............       1,120,000
                                                                                        ------------
               TOTAL INDONESIA......................................................       2,379,375
                                                                                        ------------

               MEXICO - 7.9%
      3,000    Grupo Industrial Durango, 12%, 7/15/01**.............................       3,135,000
     22,552    United Mexico States, Global Bond, 11.5%, 5/15/26**..................      21,692,205
                                                                                        ------------
               TOTAL MEXICO.........................................................      24,827,205
                                                                                        ------------

                                 See accompanying notes to financial statements.

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Statement of Investments August 31, 1996 (continued) (unaudited)
Bonds (concluded)

------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
------------------------------------------------------------------------------------------------------
               PANAMA - 1.2%
        923    Republic of Panama, FRN, 6.62891%, 5/10/02*,** ......................    $    883,849
      5,000    Republic of Panama, IRB, 3.5%, 7/17/14* .............................       3,012,500
                                                                                        ------------
               TOTAL PANAMA.........................................................       3,896,349
                                                                                        ------------

               POLAND - 5.8%
     20,880    Republic of Poland, PDI Bond, 3.75%, 10/27/14*,**....................      16,482,150
      3,000    Republic of Poland, RSTA Bond, 2.75%, 10/27/24*,**...................       1,730,625
                                                                                        ------------
               TOTAL POLAND.........................................................      18,212,775
                                                                                        ------------

               RUSSIA - 4.7%
     24,500    Russia, IAN, 12/31/15*(c)............................................      14,562,800
                                                                                        ------------

               SOUTH AFRICA - 0.5%
  ZAL 9,000    Republic of South Africa Notes, 12%, 2/28/05.........................       1,701,342
                                                                                        ------------

               URUGUAY - 1.4%
      1,750    Uruguay DCB, Series B, 6.6875%, 2/18/07*,**..........................       1,631,875
      3,000    Uruguay New Money Note, 6.8125%, 2/18/06*............................       2,730,000
                                                                                        ------------
               TOTAL URUGUAY........................................................       4,361,875
                                                                                        ------------

               VENEZUELA - 6.4%
     16,500    Republic of Venezuela, DCB, Series DL, 6.625%, 12/18/07*(d)..........      12,447,187
      9,750    Republic of Venezuela, FLIRB, Series B, 6.5%, 3/31/07*,**............       7,531,875
                                                                                        ------------
               TOTAL VENEZUELA......................................................      19,979,062
                                                                                        ------------
               TOTAL BONDS (cost $308,161,669)......................................     308,671,656
                                                                                        ------------

Loan Participations - 15.8%
------------------------------------------------------------------------------------------------------

        611    Government of Jamaica, Tranche A, 6.5%, 10/15/00*
                   (Chase Manhattan, New York)+.....................................         595,813
      4,000    Government of Jamaica, Tranche B, 6.3125%, 11/15/04*
                   (Morgan Guaranty Trust Company of New York,
                   Chase Manhattan, New York)+......................................       3,120,000
     16,000    Kingdom of Morocco, Tranche A, 6.4375%, 1/01/09*,**
                   (Chase Manhattan, New York, Morgan Guaranty
                   Trust Company of New York, ING Bank N.V.)+.......................      11,960,000
     38,824    Kingdom of Morocco, Tranche B, 6.4375%, 1/01/04*
                   (Chase Manhattan, New York, Morgan Stanley
                   Emerging Markets, Inc.)+.........................................      33,776,471
                                                                                        ------------
               TOTAL LOAN PARTICIPATIONS (cost $47,238,208).........................      49,452,284
                                                                                        ------------

                                 See accompanying notes to financial statements.

                                                                                              Page 5

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Statement of Investments August 31, 1996 (continued) (unaudited)

------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
------------------------------------------------------------------------------------------------------
Purchased Put Options - 0.2%
------------------------------------------------------------------------------------------------------
     10,000    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 9/23/96, exercise price 30)............................     $    15,000

      5,000    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 9/23/96, exercise price 30.25).........................           9,500

     15,000    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 9/29/96, exercise price 30.3125).......................          42,000

      5,000    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 10/01/96, exercise price 30.625).......................          41,500

     10,000    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 11/06/96, exercise price 30)...........................         117,500

     25,000    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 11/12/96, exercise price 31)...........................         262,500
                                                                                        ------------

               TOTAL PURCHASED PUT OPTIONS (premium paid $2,242,000)................         488,000
                                                                                        ------------

               TOTAL  INVESTMENTS - 114.8% (cost $357,641,877)......................     358,611,940
                                                                                        ------------

Written Call Options - (0.6)%
------------------------------------------------------------------------------------------------------

   (10,000)    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 9/23/96, exercise price 30)...........................         (230,000)

    (5,000)    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 9/23/96, exercise price 30.25)........................         (104,500)

   (15,000)    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 9/29/96, exercise price 30.3125)......................         (316,500)

    (5,000)    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 10/01/96, exercise price 30.625).......................        (154,500)

   (10,000)    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 11/06/96, exercise price 30)...........................        (417,000)

   (25,000)    Republic of Bulgaria, FLIRB due 7/28/12
                   (expiring 11/12/96, exercise price 31)...........................        (542,500)
                                                                                        ------------

               TOTAL WRITTEN CALL OPTIONS (premium received $1,853,500).............      (1,765,000)
                                                                                        ------------

                                 See accompanying notes to financial statements.
Page 6

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Statement of Investments August 31, 1996 (concluded) (unaudited)

------------------------------------------------------------------------------------------------------
    Principal
     Amount                                                                                  Value
    000's(a)                                                                               (Note 2a)
------------------------------------------------------------------------------------------------------
Repurchase Agreements - 6.3%
------------------------------------------------------------------------------------------------------
     15,000    State Street Bank and Trust Company, 5.2%, cost $15,000,000, dated
                   8/30/96, $15,008,667 due 9/03/96, (collateralized by $15,060,000 U.S.
                   Treasury Note, 6.125%, due 5/15/98, valued at $15,304,725).......    $ 15,000,000

      4,573    Union Bank of Switzerland, 5.21%, cost $4,573,000, dated 8/30/96,
                   $4,575,647 due 9/03/96, (collateralized by $4,459,000 U.S. Treasury
                   Bond, 7.5%, due 11/15/16, valued at $4,665,229)..................       4,573,000
                                                                                        ------------

               TOTAL REPURCHASE AGREEMENTS (cost $19,573,000).......................      19,573,000
                                                                                        ------------

               LIABILITIES IN EXCESS OF OTHER ASSETS - (20.5)%......................     (64,034,747)
                                                                                        ------------

               NET ASSETS - 100.0% (equivalent to $14.29 per share on
                   21,857,134 common shares outstanding)............................    $312,385,193
                                                                                        ============

-----------
   (a)Principal denominated in U.S. dollars unless otherwise indicated.
   (b)Payment-in-kind security for which all or part of the interest earned is capitalized as additional principal.
   (c)"When and if issued"  security issued pursuant to Russia's Brady Plan debt  restructuring.  The Investment
      Adviser believes that this restructuring will be completed and finalized and that the related Brady Bonds will be issued. Accordingly, the Fund has marked-to-market its investment in this security at August 31,
      1996.
   (d)Securities valued at $14,141,875 as of August 31, 1996 were segregated to be available for the purchase of delayed delivery securities with a cost of $13,251,250.
     *Rate shown reflects current rate on instrument with variable rates or step coupon rates.
    **All or a portion of the security is segregated as collateral pursuant to a loan agreement. See Note 5.
     +Participation interests were acquired through the financial institutions indicated parenthetically. See Note 6.

   Abbreviations used in this statement:
   BOCON    - Bonos de Consolidacion.
   DCB      - Debt Conversion Bond.
   FLIRB    - Front Loaded Interest Reduction Bond.
   FRN      - Floating Rate Note.
   FRB      - Floating Rate Bond.
   IAB      - Interest Arrears Bond.
   IAN      - Interest Arrears Note.
   IRB      - Interest Reduction Bond.
   NMB      - New Money Bond.
   PDI      - Past Due Interest.
   Peso     - Argentina Peso.
   RSTA     - Revolving Short Term Agreement.
   ZAL      - South African Rand.


                                 See accompanying notes to financial statements.


                                                                                                               Page 7

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Statement of Assets and Liabilities August 31, 1996 (unaudited)

Assets
Investments, at value (cost - $357,641,877).......................................... $358,611,940
Repurchase Agreements................................................................   19,573,000
Cash ................................................................................          423
Receivable for securities sold.......................................................   47,643,402
Interest receivable .................................................................    7,223,197
Unamortized organization expenses  ..................................................       44,775
Prepaid expenses ....................................................................       12,436
                                                                                      ------------
            Total assets  ...........................................................  433,109,173
                                                                                      ------------

Liabilities
Loan payable (Note 5)  ..............................................................  100,000,000
Payable for securities purchased  ...................................................   14,781,250
Written options at value (premium received - $1,853,500)  ...........................    1,765,000
Payable for compensated foreign currency contracts (Note 2) .........................    1,383,698
Accrued interest expense on loan ....................................................    2,142,838
Accrued management fee (Note 3) .....................................................      315,875
Other accrued expenses ..............................................................      335,319
                                                                                      ------------
            Total liabilities  ......................................................  120,723,980
                                                                                      ------------

Net Assets
Common Stock ($.001 par value, authorized 100,000,000 shares;
  21,857,134 shares outstanding) ....................................................       21,857
Additional paid-in capital  .........................................................  305,610,764
Undistributed net investment income .................................................    1,567,998
Accumulated net realized gain on investments  .......................................    4,131,704
Net unrealized appreciation on investments and foreign currency translations ........    1,052,870
                                                                                      ------------
            Net assets............................................................... $312,385,193
                                                                                      ============

Net Asset Value Per Share ($312,385,193 (d/b) 21,857,134 shares) ....................       $14.29
                                                                                            ======




                                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C


Statement of Operations For the Three Months Ended August 31, 1996 (unaudited)

Net Investment Income

Income
Interest (includes discount accretion of $4,270,239) ................................     $13,119,599

Expenses
Interest on loan.......................................................    $1,687,066
Management fee ........................................................       904,935
Custodian .............................................................        27,600
Printing ..............................................................        25,208
Transfer agent ........................................................        18,492
Audit and tax services ................................................        18,308
Legal .................................................................        15,916
Directors' fees and expenses ..........................................         8,556
Listing fees ..........................................................         8,129
Amortization of organization expenses .................................         6,802
Other .................................................................        31,652       2,752,664
                                                                           ----------     -----------
Net investment income................................................................      10,366,935
                                                                                          -----------


Realized and Unrealized Gain (Loss) On Investments
    and Foreign Currency Transactions
Net Realized Gain (Loss) on:
    Investments......................................................................        3,387,719
    Foreign currency transactions....................................................          (53,072)
                                                                                           -----------
                                                                                             3,334,647
                                                                                           -----------

Change in Net Unrealized Appreciation (Depreciation) on:
    Investments and written options..................................................       11,758,076
    Translation of foreign currency contracts and other assets and liabilities
        denominated in foreign currencies............................................           (7,393)
                                                                                           -----------
                                                                                            11,750,683
                                                                                           -----------
Net realized gain and change in net unrealized appreciation (depreciation)...........       15,085,330
                                                                                           -----------

Net Increase in Net Assets from Operations...........................................      $25,452,265
                                                                                           ===========


                                 See accompanying notes to financial statements.

                                                                                                Page 9

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Statement of Changes in Net Assets

                                                                         For the
                                                                      Three Months       For the Year
                                                                    August 31, 1996         Ended
                                                                       (unaudited)       May 31, 1996
------------------------------------------------------------------------------------------------------
Operations
Net investment income ............................................    $ 10,366,935       $ 42,016,993
Net realized gain on investments and foreign currency transactions       3,334,647         12,942,278
Change in net unrealized appreciation (depreciation) .............      11,750,683         41,682,100
                                                                      ------------       ------------
Net increase in net assets from operations .......................      25,452,265         96,641,371
                                                                      ------------       ------------

Dividends and Distributions to Shareholders from
Net investment income ............................................      (9,016,069)       (28,135,808)
Net realized gains ...............................................           -             (7,928,468)
                                                                      ------------       ------------
Total dividends and distributions to shareholders.................      (9,016,069)       (36,064,276)
                                                                      ------------       ------------

Total increase in net assets......................................      16,436,196         60,577,095

Net Assets
Beginning of period...............................................     295,948,997        235,371,902
                                                                      ------------       ------------
End of period (included undistributed net investment income
     of $1,567,998 and $217,132, respectively)....................    $312,385,193       $295,948,997
                                                                      ============       ============

Statement of Cash Flows For the Three Months Ended August 31, 1996 (unaudited)

Cash Flows from Operating Activities:

Purchases of securities and options  ................................................    $(179,770,852)
Net sales of short-term investments .................................................       46,927,000
Proceeds from sales of securities, options and principal paydowns ...................      139,468,221
                                                                                         -------------
                                                                                             6,624,369
Net investment income  ..............................................................       10,366,935
Accretion of discount on investments ................................................       (4,270,239)
Interest on payment-in-kind bonds ...................................................       (1,938,898)
Amortization of organization expenses ...............................................            6,802
Net change in receivables/payables related to operations ............................       (1,899,592)
                                                                                         -------------
Net cash provided by operating activities............................................        8,889,377
                                                                                         -------------

Cash Flows from Financing Activities:
Dividends paid ......................................................................       (9,016,069)
                                                                                         -------------
Net cash used by financing activities  ..............................................       (9,016,069)
                                                                                         -------------

Net decrease in cash  ...............................................................         (126,692)
Cash at beginning of period  ........................................................          127,115
                                                                                         -------------
Cash at end of period  ..............................................................     $        423
                                                                                         =============

                                 See accompanying notes to financial statements.

T H E   E M E R G I N G   M A R K E T S   I N C O M E   F U N D   I I   I N C

Notes to Financial Statements (unaudited)


1.   Organization

     The Emerging Markets Income Fund II Inc (the "Fund") was incorporated in Maryland on April 27, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income through investments in selected debt securities of emerging markets countries. As a secondary objective, the Fund seeks capital appreciation.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     (a) Securities valuation. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

     (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

     (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the

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Notes to Financial Statements (continued) (unaudited)

2.   Significant Accounting Policies (continued)

     securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

     (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

     (e) Organization expenses. Organization expenses amounting to $135,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five year period from commencement of operations.

     (f) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     (g) Distribution of income and gains. The Fund declares and pays distributions to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

     (h) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked to market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

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Notes to Financial Statements (continued) (unaudited)

2.   Significant Accounting Policies (continued)

     (i) Option contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option.

     (j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

3.   Management and Advisory Fees and Other Transactions

     The Fund entered into a management agreement with Advantage Advisers, Inc. (the "Investment Manager"), a subsidiary of Oppenheimer, pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

     The Investment Manager and the Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (the "Investment Adviser"), an affiliate of Salomon Brothers Inc, pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

     The Fund pays the Investment Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of .70% of the Fund's average weekly net assets for its services.

     At August 31, 1996, Oppenheimer and the Investment Adviser each own 3,697 and 4,849 shares of the Fund, respectively. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

     The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board meeting attended.

4.   Portfolio Activity and Federal Income Tax Status

     Cost of purchases and proceeds from sales of securities, excluding short-term investments and written options, for the three months ended August 31, 1996 aggregated $192,027,102 and $167,889,585, respectively. The federal income tax cost basis of the Fund's investments and repurchase agreements at August 31, 1996 was $377,984,934. Gross unrealized appreciation and depreciation amounted to $14,665,729 and $14,465,723, respectively, resulting in a net unrealized depreciation on investments of $200,006.

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Notes to Financial Statements (continued) (unaudited)

5.   Bank Loan

     The Fund has borrowed $100,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with Morgan Guaranty Trust Company of New York. The interest rate on the loan is equal to six month LIBOR plus 1% and the maturity date is November 6, 1996. The collateral for the loan was valued at $226,442,614 on August 31, 1996 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 190%.

6.   Loan Participations/Assignments

     The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 1996 was $49,452,284.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

7.   Credit and Market Risk

     The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 1996, the Fund has a concentration risk in sovereign debt of emerging market countries.

8.   Financial Instruments with Off-Balance Sheet Risk

     The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. As of August 31, 1996, all forward contracts which the Fund has entered into have been compensated by the Fund with offsetting closing transactions.

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Notes to Financial Statements (concluded) (unaudited)

8.   Financial Instruments with Off-Balance Sheet Risk (continued)

     The Fund enters into option transactions to hedge against possible changes in the market value of certain securities held. The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

9.   Dividend Subsequent to August 31, 1996

     On September 3, 1996, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income, payable on September 30, 1996 to shareholders of record September 17, 1996.

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Financial Highlights

Data for a share of common stock outstanding throughout the period:

                                               Three Months
                                                   Ended          Year          Year
                                                August 31,        Ended         Ended     Period Ended
                                                   1996          May 31,       May 31,       May 31,
                                                (unaudited)       1996          1995         1994(a)
-------------------------------------------------------------------------------------------------------
Net investment income.....................       $  0.47         $  1.92       $  1.69       $  1.22
Net realized gain (loss) and change in
   unrealized appreciation (depreciation)
   on securities and foreign currency
   translations...........................          0.69            2.50         (2.24)        (1.03)
                                                 -------         -------       -------       -------
Total from investment operations..........          1.16            4.42         (0.55)         0.19
                                                 -------         -------       -------       -------
Dividends to shareholders from net
   investment income......................         (0.41)          (1.29)        (1.36)        (1.06)
Dividends to shareholders from net
   realized capital gains.................             -           (0.36)        (0.29)        (0.14)
Total dividends and
   distributions to shareholders..........         (0.41)          (1.65)        (1.65)        (1.20)
                                                 -------         -------       -------       -------
Offering costs on issuance of common stock             -               -             -         (0.04)
                                                 -------         -------       -------       -------
Net increase (decrease) in net asset value          0.75            2.77         (2.20)        (1.05)
Net asset value, beginning of period......         13.54           10.77         12.97         14.02
                                                 -------         -------       -------       -------
Net asset value, end of period............        $14.29          $13.54        $10.77        $12.97
                                                 =======         =======       =======       =======
Per share market value, end of period.....        $14.38          $13.88        $11.88        $14.00
Total investment return based on market
   price per share (c)....................         6.71%          32.72%        -2.18%         8.29%(b)
Ratios/Supplemental data:
   Net assets, end of period..............  $312,385,193    $295,948,997  $235,371,902  $283,481,270
   Ratio of operating expenses to
       average net assets.................         1.40%(d)        1.43%         1.45%         1.38%(d)
   Ratio of interest expense to
       average net assets.................         2.22%(d)        2.78%         2.96%         1.02%(d)
   Ratio of total expenses to
       average net assets.................         3.62%(d)        4.21%         4.41%         2.40%(d)
   Ratio of net investment income to
       average net assets.................        13.63%(d)       16.20%        15.42%         8.98%(d)
   Portfolio turnover rate................        46.16%          93.50%        58.16%        23.15%
   Bank loan outstanding, end of period...  $100,000,000    $100,000,000  $100,000,000  $100,000,000
   Interest rate on bank loan, end of period    6.60156%        6.60156%       7.5625%        6.375%
   Weighted average bank loan.............  $100,000,000    $100,000,000  $100,000,000 $  66,348,974
   Weighted average interest rate.........        6.748%(d)        7.21%         7.12%         4.87%(d)

----------------
(a) For the period June 25, 1993 (commencement of operations) through May 31, 1994.
(b) Return calculated based on beginning period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $14.00 per share. This calculation is not annualized.
(c) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(d) Annualized.

                                 See accompanying notes to financial statements.

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Selected Quarterly Financial Information


Summary of quarterly results of operations (unaudited):

                                                                                  Net Realized Gain
                                                                                  (Loss) &Change in
                                                      Net Investment               Net Unrealized
                                                          Income             Appreciation (Depreciation)
                                                                     Per                       Per
Quarters Ended*                                        Total        Share         Total       Share
--------------------------------------------------------------------------------------------------------
August 31, 1993**...........................        $  3,644       $.17         $14,086     $  .64

November 30, 1993...........................           7,869        .36          17,599        .81

February 28, 1994...........................           6,585        .30         (12,663)      (.58)

May 31, 1994................................           8,511        .39         (41,458)     (1.90)

August 31, 1994.............................           8,536        .39          (5,787)      (.27)

November 30, 1994...........................           9,293        .42         (21,503)      (.98)

February 28, 1995...........................           9,157        .42         (53,616)     (2.45)

May 31, 1995................................          10,039        .46          31,849       1.46

August 31, 1995.............................          10,387        .48           3,358        .15

November 30, 1995...........................           9,897        .45          10,421        .48

February 29, 1996...........................          10,271        .47          24,630       1.13

May 31, 1996................................          11,462        .52          16,215        .74

August 31, 1996.............................          10,367        .47          15,085        .69

-------------
 *Totals expressed in thousands of dollars except per share amounts.
**For the period June 25, 1993 (commencement of operations) through August 31, 1993.

                                 See accompanying notes to financial statements.

                                                                                           Page 17

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(left column)

Directors

Charles F. Barber
      Consultant; formerly Chairman,
      ASARCO Incorporated

Leslie H. Gelb
      President, The Council
      on Foreign Relations

Michael S. Hyland
      President;
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc

Alan H. Rappaport
      Chairman of the Board;
      Executive Vice President,
      Oppenheimer & Co., Inc.

Riordan Roett
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      John Hopkins University

Jeswald W. Salacuse
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers

Alan H. Rappaport
      Chairman of the Board
Michael S. Hyland
      President
Peter J. Wilby
      Executive Vice President
Thomas K. Flanagan
      Executive Vice President
Lawrence H. Kaplan
      Executive Vice President and General Counsel
Alan M. Mandel
      Treasurer
Tana E. Tselepis
      Secretary
Jennifer G. Muzzey
      Assistant Secretary
Amy W. Yeung
      Assistant Treasurer
Laurie A. Pitti
      Assistant Treasurer


(right column)

The Emerging Markets

Income Fund II Inc

      7 World Trade Center
      New York, New York  10048
      1-800-SALOMON (1-800-725-6666)

Investment Manager
      Advantage Advisers, Inc.
      Oppenheimer Tower
      World Financial Center
      New York, New York  10281

Investment Adviser
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

Custodian
      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, Massachusetts 02109

Dividend Disbursing and Transfer Agent
      American Stock Transfer &Trust Company
      40 Wall Street
      New York, New York 10005

Independent Accountants
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, New York  10036

Legal Counsel
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

New York Stock Exchange Symbol
      EDF

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Emerging Markets Income Fund II Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

(left column)

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                                               BULK RATE
                                                             U.S. POSTAGE
                                                                 PAID
                                                           STATEN ISLAND, NY
                                                            PERMIT No. 169

(right column)

                 The Emerging Markets
                 Income Fund II Inc


                 Interim Report

                 AUGUST 31, 1996








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    The Emerging Markets Income Fund II Inc
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